INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.
Select Global Infrastructure Portfolio

Summary Prospectus
April 30, 2012

Class:	I	Ticker Symbol:	MTIIX
	P		MTIPX
	H		MTIHX
	L		MTILX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

Objective

The Select Global Infrastructure Portfolio seeks to provide both capital appreciation and income.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class H shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class H shares of the Portfolio purchased in a single transaction, together with the NAV of all Class H shares of a portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") or of a portfolio of Morgan Stanley Institutional Fund Trust held in related accounts, amounts to $50,000 or more. More information about these and other discounts is available from your financial adviser and in the "Shareholder Information—How To Purchase Class H Shares" section on page 52 of the Prospectus.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class P	Class H		Class L
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	4.75	%†	None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class P	Class H	Class L
Advisory Fee	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fee	None	0.25%	0.25%	0.75%
Other Expenses	2.08%	2.08%	2.08%	2.08%
Total Annual Portfolio Operating Expenses*	2.93%	3.18%	3.18%	3.68%
Fee Waiver and/or Expense Reimbursement*	1.78%	1.78%	1.78%	1.78%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.15%	1.40%	1.40%	1.90%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$117	$365	$633	$1,398
Class P	$143	$443	$766	$1,680
Class H	$611	$897	$1,204	$2,075
Class L	$193	$597	$1,026	$2,222

†  The sales charge is calculated as a percentage of the offering price. The sales charge is reduced for purchases of $50,000 and over. See "Shareholder Information—How To Purchase Class H Shares."

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, will not exceed 1.15% for Class I, 1.40% for Class P, 1.40% for Class H and 1.90% for Class L. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio normally invests at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business. A company is considered to be in the infrastructure business if it derives at least 50% of its revenues or earnings from, or devotes at least 50% of its assets to, infrastructure-related activities. Infrastructure refers to the systems and networks of energy, transportation, communication and other services required for the normal function of society. The Portfolio's equity investments may include convertible securities. The Portfolio's investments may include securities of small and medium capitalization companies. The Portfolio may invest up to 100% of its net assets in foreign securities, which may include emerging market securities. Under normal market conditions, the Portfolio invests at least 40% of its assets in the securities of issuers located outside of the United States.

The Portfolio's Adviser and/or "Sub-Advisers," Morgan Stanley Investment Management Limited ("MSIM Limited") and Morgan Stanley Investment Management Company ("MSIM Company"), shift the Portfolio's assets between the different types of companies in the infrastructure business described above based on relative valuation, underlying company fundamentals, and demographic and macroeconomic considerations. Utility companies represent a significant component of the universe of companies engaged in the infrastructure business. These companies may include traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies and energy-related and telecommunications-related companies. The Portfolio has a fundamental policy (i.e., one that cannot be changed without shareholder approval) of investing 25% or more of its assets in the utilities industry.

In selecting securities to buy, hold or sell for the Portfolio, the Adviser and/or Sub-Advisers actively manage the Portfolio using a combination of bottom-up and top-down methodologies. The value-driven approach to bottom-up security selection utilizes proprietary research models to identify infrastructure companies that offer the best value relative to their underlying assets and growth prospects. The top-down allocation provides exposure to major economic infrastructure sectors and countries, with an overweighting to those sectors/countries that offer the best relative valuation. The Adviser and/or Sub-Advisers generally consider selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Infrastructure-Related Companies. Because the Portfolio focuses its investments in infrastructure-related companies, the Portfolio has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related companies are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with compliance with and changes in environmental and other regulations, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, the effects of surplus capacity, increased competition from other providers of services in a developing deregulatory environment, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

  Other factors that may affect the operations of infrastructure-related companies include innovations in technology, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts, risks of environmental damage due to a company's operations or an accident, and general changes in market sentiment towards infrastructure and utilities assets.

•  Utilities Industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators often monitor and control utility revenues and costs. Regulatory authorities also may restrict a company's access to new markets. The deregulation of certain utility companies may subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies—regulated, fully or partially deregulated, and unregulated.

  Certain utility companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. There are also considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors, including events that affect particular issuers as well as events that affect entire financial markets or industries. To the extent that the Portfolio invests in convertible securities, and the convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

•  Small and Medium Capitalization Companies. Investments in small and medium capitalization companies may involve greater risk than investments in larger, more established companies. The securities issued by small and medium capitalization companies may be less liquid and their prices subject to more abrupt or erratic price movements.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments may be denominated in foreign currencies and therefore, changes in the value of a country's currency compared to the U.S. dollar may affect the value of the Portfolio's investments.

•  Non-Diversified Risk. Because the Portfolio is non-diversified, it may be more susceptible to an adverse event affecting a portfolio investment than a diversified portfolio and a decline in the value of that instrument would cause the Portfolio's overall value to decline to a greater degree.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing the Portfolio's Class I shares' performance for one year and by showing how the Portfolio's average annual returns for the past one year period and since inception compare with those of a broad measure of market performance, as well as a comparative sector index, over time. The performance of the other Classes will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class H and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im.

Annual Total Returns—Calendar Years

High Quarter	12/31/11	11.15%

Low Quarter	9/30/11	–6.54%

Average Annual Total Returns
(for the calendar periods ended December 31, 2011)

	Past One Year	Since Inception
Class I (commenced operations on 9/20/10)
Return before Taxes	15.95%	16.57%
Return after Taxes on Distributions	14.82%	15.66%
Return after Taxes on Distributions and Sale of Portfolio Shares	11.10%	13.92%
Class P (commenced operations on 9/20/10)
Return before Taxes	15.67%	16.29%
Class H (commenced operations on 9/20/10)
Return before Taxes	10.17%	11.94%
Class L (commenced operations on 9/20/10)
Return before Taxes	15.12%	15.73%
Dow Jones Brookfield Global Infrastructure IndexSM (reflects no deduction for fees, expenses or taxes)[1]	13.75%	15.80%
S&P Global BMI Index (reflects no deduction for fees, expenses or taxes)[2]	–7.72%	1.77%

1  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. It is not possible to invest directly in an index.

2  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Prospectus, there are approximately 11,000 index members representing 26 developed and 20 emerging market countries. It is not possible to invest directly in an index.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Global Infrastructure Securities team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Theodore R. Bigman	Managing Director	Since 2010

Matthew King	Vice President	Since 2010

Purchase and Sale of Fund Shares

The minimum initial investment generally is $5,000,000 for Class I shares, $1,000,000 for Class P shares and $25,000 for each of Class H and Class L shares of the Portfolio. The minimum initial investment will be waived for certain investments. For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Purchase Class H Shares" sections beginning on pages 51 and 52, respectively of the Prospectus.

Class I, Class P and Class L shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Morgan Stanley Services Company Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your financial intermediary.

For more information, please refer to the "Shareholder Information—How To Purchase Class I, Class P and Class L Shares" and "—How To Redeem Class I, Class P and Class L Shares" sections beginning on pages 51 and 54, respectively, of the Prospectus.

Class H shares of the Portfolio may be purchased or redeemed by contacting your authorized financial representative.

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or the Portfolio's "Distributor," Morgan Stanley Distribution, Inc., may pay the intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SU-MSIF-21 4/12